ING SERIES FUND, INC.

ING Tactical Asset Allocation Fund

(“Fund”)

Supplement dated December 27, 2011

to the Fund’s Class I shares Prospectus and

Statement of Additional Information each

dated September 30, 2011

On December 15, 2011, the Board of Directors of ING Series Fund, Inc. approved a proposal to liquidate the Fund.  The Fund was subsequently liquidated on December 16, 2011.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE